UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 25, 2013

Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE

WOONSOCKET, RHODE ISLAND 02895

(Address of Principal Executive Offices)  (Zip Code)

(401) 671-6550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2013, the Board of Directors (the “Board”) of Summer Infant, Inc. (the “Company”) amended Section 3.4 of the Company’s Amended and Restated Bylaws to give the Chairman of the Board the authority to call special meetings of the Board.  The complete text of the amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 7.01.                                        Regulation FD Disclosure.

On January 28, 2013, the Company issued a press release announcing that it has separated the positions of Chairman of the Board of Directors and Chief Executive Officer.  Dan Almagor, an independent, non-executive member of the Summer Infant Board since November 2009, has been elected to the position of Chairman.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.  The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.             Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

3.1	Amendment to Amended and Restated Bylaws of the Company

99.1	Press release dated January 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: January 28, 2013	By:	/s/ Paul Francese
Paul Francese
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment to Amended and Restated Bylaws of the Company

99.1	Press release dated January 28, 2013